--------------------------------------------------------------------------------
                                LEND LEASE FUNDS:

                    LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                  LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

                                  ANNUAL REPORT

                                JANUARY 31, 2002


                                     (LOGO)

                                   LEND LEASE
                            REAL ESTATE INVESTMENTS



    Shares of Lend Lease Funds are distributed by an independent third party,
                      Sunstone Distribution Services, LLC.

--------------------------------------------------------------------------------

Dear Shareholder:
                                                                January 31, 2002


It is with great pleasure that I bring to you the 2002 annual report of Lend Lease Funds. I would like to take this opportunity to thank you for your investment in and continued support of Lend Lease Funds.

The past year proved to be a difficult environment for many investors as most major stock market averages experienced negative results for the second consecutive year. In times like these, it is worth reiterating the importance for most investors of having a well-diversified portfolio. Incorporating asset classes such as real estate that generally have a low correlation to other types of investments may help buoy a portfolio when other asset classes are experiencing negative results. Likewise, it is important that investors consider being diversified beyond real estate for those times when market conditions do not favor the real estate investment asset class.

Lend Lease U.S. Real Estate Securities Fund (the "U.S. Fund") commenced operations on February 16, 2000. Since its inception, we have been pleased that both the REIT market and the U.S. Fund have had very solid performance. In fact, for the year ended January 31, 2002, the REIT market enjoyed its second consecutive year of out-performing the broader equity markets. The Wilshire REIT Index returned 11.93% versus the S&P 500(R) Index return of -16.15%. For this same period, the Y class of the U.S. Fund returned 11.39%(1). For a more detailed discussion of the U.S. Fund's performance, please see the portfolio manager's comments in the Manager's Discussion and Analysis section of this report. It is certainly hard to predict whether this trend will continue into 2002, however given the high level of dividend yields for REITs relative to historic averages we believe the real estate sector could continue to offer attractive investment opportunities, particularly in uncertain economic times.

Meanwhile, the Lend Lease European Real Estate Securities Fund (the "European Fund") completed its first full year of operation during this reporting period having launched on December 15, 2000. The European Fund experienced a difficult first year, particularly because of the weak foreign exchange rates between the Euro and the U.S. dollar. For a more detailed discussion of the European Fund's performance, please see the portfolio managers' comments in the Manager's Discussion and Analysis section of this report.

While we believe that there are positive opportunities in the real estate securities markets, it is worthwhile to note the potential risks involved with investing in these Funds. In addition to the normal risks associated with investing in equities in general, investments in these Funds are exposed to fluctuations in the real estate market and are subject to the risks associated with investing in a single asset class. Additionally, the European Fund is exposed to the risks associated with foreign investing such as foreign currency fluctuations and foreign markets.

As we diligently monitor the market and our universe of companies for positive and negative surprises, our experienced management teams will continue to employ the same disciplined and research driven approach to their investment management process. It has been our pleasure to serve you and we appreciate your loyalty to Lend Lease Funds. As always, if you have any questions or issues or you would like to make an additional purchase, you can call and talk to a shareholder services representative at 1-877-LND-LEAS (1-877-563-5327).

Sincerely,

Susan Lloyd-Hurwitz
President and Chairman

                Sunstone Distribution Services, LLC, Distributor

Not authorized for use unless preceded or accompanied by a current Lend Lease Funds prospectus.

---------------
(1) Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In absence of fee waivers, total return would be reduced. Performance for Class K shares will differ due to differences in class expenses.

--------------------------------------------------------------------------------

The Wilshire REIT Index is an unmanaged market capitalization weighted index of U.S. publicly traded real estate investment trusts (REITS) representing a variety of property types. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. It is not possible to invest in an index

Lend Lease U.S. Real Estate Securities Fund

A message from your portfolio manager:

We are delighted to provide you with our report for the year ended January 31, 2002. During that period, Class Y shares of the Lend Lease U. S. Real Estate Securities Fund (the "U.S. Fund") gained 11.39% vs. gains of 11.93% for the Wilshire REIT Index.(1) More impressive were the U.S. Fund's results relative to the S&P 500(R) Index(2), which declined 16.15% over the period. For the period ended December 31, 2001, the U.S. Fund returned 11.34% versus 12.36 % for the Wilshire REIT Index. Since inception (February 15, 2000) returns for the U.S Fund are 48.72% and 46.66%, and for the Wilshire REIT Index are 47.98% and 47.40%, for the periods ended December 31, 2001 and January 31, 2002 respectively.

Real estate securities produced a second year of strong investment performance. In the yield-starved environment created by the eleven cuts in interest rates, the relative attractiveness and safety of real estate securities has been identified, however we have not seen REIT valuations spike due to the influx of investors seeking yield. Further, we believe the current market valuations of REIT's reflect the true value of their underlying real estate holdings, and as your Fund manager, we must carefully monitor the effects of a weak economy on the real estate market.

Over the last twelve months, we witnessed an important milestone in the development of the modern REIT market - the inclusion of REITs into the S&P 500(R) Index. Our largest current holding, Equity Office Properties, was added to the S&P 500(R) Index in October 2001, followed by Equity Residential Properties in November 2001. While REITs represent less than one half of one percent of the S&P 500(R) Index, this action has broadened the universe of potential REIT investors, which we believe will improve liquidity in the long run.

As stated last year, the U.S. Fund seeks to provide shareholders with a core commercial real estate exposure by investing in a portfolio of REITs diversified across the major property types including office, industrial, retail and apartments. This approach has served the Fund well over the past year. Selectivity in the shopping center sector has been important to the performance of the U.S. Fund because of the negative impact on the retail market of tenant failures, like Kmart Corporation.

The U.S. Fund's return for the year was driven by security selection. The diversified and regional retail holdings were the largest contributors, while the absence of any storage holdings held the U.S. Fund back. The three best performing positions in the U.S. Fund last year were retail companies. They were: Developers Diversified Realty, up 51.87%, Macerich Company, up 45.09% and Pan Pacific Retail Properties, up 37.26%. The attractiveness of these positions throughout the year was in their dividend yields and in the profile of their tenant mix.

Over the course of the last year, the U.S. Fund has become slightly more concentrated as a result of two holdings being removed from its investment universe. In February 2001, Spieker Properties announced that it was going to merge into Equity Office Properties, thus increasing our national office exposure. Equity Office Properties remains our largest holding. In October 2001, Cabot Industrial Trust announced that it would be purchased by the California Public Employees Retirement System for cash.(3)

Since the September 11th attacks, we have been systematically reducing the U.S. Fund's exposure to the office sector. There have been two driving forces in our decision to reduce our office exposure. First, the future demand for office space has become increasingly cloudy, as corporate profits have not begun to show signs of a meaningful recovery. Second, the cost of obtaining insurance, specifically terrorism insurance, has risen dramatically and it will take time to absorb these increasing costs. In conjunction with our decreased office position, we have increased our exposure to REIT's targeting the retail and the diversified sectors.

Real estate fundamentals weakened during 2001. Consequently, we will not be surprised by various headlines throughout the remainder of 2002 that point to further weakness, such as higher vacancy rates, in various real estate markets or property types. We have continued to witness prudence and discipline in the real estate capital markets and defaults on real estate loans are at low levels. This has translated into further investor caution and slowed asset transactions, which in turn has eroded valuations modestly. On the bright side, the sector suffered less than most other industries not only because real estate tends to lag the cycle, but also because the contractual, long-term nature of leases can smooth the cycle and soften the earnings impact.

Looking forward, we expect 2002 REIT earnings to be sluggish. For most REITs, earnings growth is tied to their ability to recycle capital and to reinvest it profitably in development or acquisitions--activities that the current stage of the cycle does not support. We are at an inflection point; transactions have slowed, development risk has increased, and capital is more difficult to come by. Therefore, despite the recent pick-up in equity offerings, we do not expect new speculative development from REITs, but would expect select companies to resume their acquisition programs later this year. As a result, recovery of earnings growth from the REIT sector will mean waiting out the cycle. In the meantime, we believe that investment in the REIT market through the U.S. Fund will continue to offer a number of potential benefits to investors - diversification away from other asset classed and the income and long-term growth opportunities offered by the U.S. Fund's underlying REIT investments. There are certain risks inherent in investing in REITs, such as risks associated with the real estate industry, liquidity, and small market capitalizations.

As always, we vigilantly analyze and monitor each REIT's premium / discount to its underlying net asset value and strive to structure the U.S. Fund to capture what we consider to be the appropriate level of risk / reward based on this comparison.

Michael A. Torres
President, Lend Lease Rosen Real Estate Securities LLC



--------
(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class K and Class Y shares will differ due to differences in class expenses.
The Wilshire REIT Index is an unmanaged market capitalization weighted index of U.S. publicly traded real estate investment trusts (REITS) representing a variety of property types. It is not possible to invest in an index.

(2) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. It is not possible to invest in an index.

(3) As of January 31, 2002, Equity Office Properties comprised 9.3% of the Fund; Equity Residential Properties comprised 6.8% of the Fund; Developers Diversified Realty comprised 0.7% of the Fund; Macerich Company comprised 1.5% of the Fund; and Pan Pacific Retail Properties comprised 0.4% of the Fund. Portfolio composition will change due to ongoing management of the Fund. Reference to specific securities should not be construed as a recommendation by the U.S. Fund, its Advisor or Distributor.


                Sunstone Distribution Services, LLC, Distributor

Lend Lease European Real Estate Securities Fund

A message from your portfolio managers:

We are delighted to provide you with our annual report for the fiscal year ended January 31, 2002. For the one year period ended January 31, 2002, the Class Y shares of Lend Lease European Real Estate Securities Fund (the "European Fund") had a total return of -7.82% versus -7.20% for the Salmon Smith Barney World Equity Property Sub-index Europe (the "SSB Index").(1) The one-year total return as of December 31, 2001 for the European Fund was -7.78% versus -4.56% for the SSB Index. Since inception (December 15, 2000) returns for the European Fund are -7.60% and -6.16% for the periods ended December 31, 2001 and January 31, 2002 respectively.

The most significant detractor to the European Fund's performance was the unfavorable exchange rate between the Euro and U.S. dollar throughout the year. However, the performance of real estate securities in 2001 was also dependent on the sentiment towards specific sectors in the general equity market as well as geographic considerations. Compared to the SSB Index, our principal geographic strategy was to underweight the European Fund's exposure to companies domiciled in the United Kingdom and overweight the European Fund's exposure to companies domiciled in the rest of Europe. While this strategy had a positive effect on the performance of the European Fund for the year, two detractors were our overweight positions in French hotels and Swedish companies. Meanwhile, the varied opinions throughout 2001 regarding the depth of the global recession and the timeframe of an eventual recovery exacerbated the volatile nature of the equity markets. Further increasing the volatility of the markets were the tragic events of September 11, 2001. As equity markets proved volatile, defensive sectors remained in favor and many investors turned to real estate for more predictable returns.

In terms of valuation, we maintain that real estate equities are attractively priced. In 2001, after two years of relative under-performance to general equities and especially to the technology sector, some investors were reallocating capital into value-plays such as real estate securities. Moreover, relative to general equities, real estate securities had a strong period of earnings growth in 2001 as a result of much higher levels of reversions and pre-let developments. At the same time, growth plays, such as equities in sectors like technology showed disappointing results. With European real estate equities' income tied to long term rental contracts and limited supply in most European cities, the earnings proved stable throughout 2001. The interest rate environment is expected to help support underlying market values and sentiment towards the sector. The capital use of real estate companies was scarce due to continued share buybacks and capital reconstruction. As a result, we believe that financial leverage within the sector will rise in the coming year.

In recent years, companies have taken additional office space in anticipation of future growth. Many of these companies are now holding on to too much space in a slowing economic environment. With only a few of these companies able to consolidate activities in fewer buildings and release any excess space to market, the majority will have to accept internal vacancies or will put sublet space on the market. As available office space comes onto the market in the way of assignments or subleases from tenants, rents are expected to level off and vacancy rates should rise. Given that consumer spending appears to be holding up and retail supply is fairly restricted, our investment strategy continues to focus on companies with dominant regional shopping centres exposure or an active strategy involving retail investments in a niche market. Furthermore, as the transition to the Euro was carried through without any major problems, we expect the new currency will not create additional uncertainty amongst consumers.

Looking ahead, we will continue to look for the best values in the European real estate securities market. In the long-term, we will focus on managing the European Fund to achieve total return from both dividends and growth from the securities we select. Given that considerable uncertainty remains regarding the economic outlook and that the market views the real estate securities sector's fundamentals are very strong, we continue to see an abundance of opportunities to add value going into 2002.

Joseph Houlihan and Gerios Rovers
Lend Lease Houlihan Rovers S.A.

--------
(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class K and Class Y shares will differ due to differences in class expense. If the Fund's Adviser and Sub-Adviser had not limited Fund expenses, the European Fund's returns would have been lower.
The Europe Sub-Index of the Salomon Smith Barney World Equity Property Index is an unmanaged securities index designed to measure the performance of publicly traded European real estate companies. The composition of the Europe Sub-Index is determined by Salomon Smith Barney Incorporated and includes real estate companies representing a variety of property types. It is not possible to invest in the Salomon Smith Barney World Equity Property Europe Sub-Index.


                Sunstone Distribution Services, LLC, Distributor

                         GROWTH OF A $10,000 INVESTMENT

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND

                    Lend Lease
                U.S. Real Estate      Lipper
                 Securities Fund,   Real Estate                    Wilshire
                    Class K         Fund Index        S&P 500     REIT Index

Feb. 16, 2000        10,000          10,000           10,000        10,000
Feb. 29, 2000        10,020           9,942            9,751         9,957
Mar. 31, 2000        10,500          10,373           10,705        10,351
Apr. 30, 2000        11,200          10,890           10,383        11,085
May. 31, 2000        11,380          11,015           10,170        11,227
Jun. 30, 2000        11,778          11,485           10,421        11,511
Jul. 31, 2000        12,858          12,327           10,258        12,594
Aug. 31, 2000        12,338          11,982           10,895        12,122
Sep. 30, 2000        12,898          12,379           10,320        12,588
Oct. 31, 2000        12,229          11,852           10,276        12,049
Nov. 30, 2000        12,517          12,035            9,466        12,299
Dec. 31, 2000        13,332          12,814            9,512        13,170
Jan. 31, 2001        13,133          12,884            9,850        13,168
Feb. 28, 2001        12,955          12,696            8,952        12,950
Mar. 31, 2001        12,986          12,639            8,384        13,036
Apr. 30, 2001        13,219          12,924            9,036        13,323
May. 31, 2001        13,484          13,207            9,097        13,648
Jun. 30, 2001        14,302          13,925            8,875        14,456
Jul. 31, 2001        14,045          13,677            8,788        14,165
Aug. 31, 2001        14,612          14,102            8,238        14,729
Sep. 30, 2001        14,287          13,429            7,572        14,109
Oct. 31, 2001        13,702          12,991            7,717        13,606
Nov. 30, 2001        14,407          13,678            8,309        14,428
Dec. 31, 2001        14,782          14,111            8,382        14,798
Jan. 31, 2002        14,579          14,169            8,259        14,740


                    Lend Lease
                U.S. Real Estate        Lipper
                 Securities Fund,     Real Estate                    Wilshire
                    Class Y           Fund Index        S&P 500     REIT Index

Feb. 16, 2000         10,000          10,000           10,000        10,000
Feb. 29, 2000         10,020           9,942            9,751         9,957
Mar. 31, 2000         10,500          10,373           10,705        10,351
Apr. 30, 2000         11,210          10,890           10,383        11,085
May. 31, 2000         11,380          11,015           10,170        11,227
Jun. 30, 2000         11,782          11,485           10,421        11,511
Jul. 31, 2000         12,864          12,327           10,258        12,594
Aug. 31, 2000         12,353          11,982           10,895        12,122
Sep. 30, 2000         12,917          12,379           10,320        12,587
Oct. 31, 2000         12,257          11,852           10,276        12,049
Nov. 30, 2000         12,546          12,035            9,466        12,299
Dec. 31, 2000         13,357          12,814            9,512        13,170
Jan. 31, 2001         13,166          12,884            9,850        13,167
Feb. 28, 2001         12,986          12,696            8,952        12,950
Mar. 31, 2001         13,012          12,639            8,384        13,036
Apr. 30, 2001         13,259          12,924            9,036        13,323
May. 31, 2001         13,528          13,207            9,097        13,648
Jun. 30, 2001         14,357          13,925            8,875        14,456
Jul. 31, 2001         14,107          13,677            8,788        14,165
Aug. 31, 2001         14,693          14,102            8,238        14,729
Sep. 30, 2001         14,358          13,429            7,572        14,109
Oct. 31, 2001         13,774          12,991            7,717        13,606
Nov. 30, 2001         14,490          13,678            8,309        14,428
Dec. 31, 2001         14,872          14,111            8,382        14,798
Jan. 31, 2002         14,666          14,169            8,259        14,740

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND
       ONE YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (2/16/00)


                                                        Average Annual                            Average Annual
                                        One Year         Since Inception       One Year          Since Inception
                                         As of                As of             As of                   As of
                                    December 31, 2001   December 31, 2001   January 31, 2002     January 31, 2002
                                    -----------------   -----------------   ----------------     ------------------

Lend Lease U.S. Real
Estate Securities Fund - Class K          10.88%              23.19%              11.01%               21.22%


Lend Lease U.S. Real Estate
Securities Fund - Class Y                 11.34%              23.59%              11.39%               21.59%

S&P 500 Index(R)                         -11.88%              -8.98%             -16.15%               -9.29%

Wilshire REIT Index                       12.36%              23.22%              11.93%               21.87%

                 LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

                   Lend Lease
                   Real Estate
                 Securities Fund,
                    Class K        S&P 500

12/15/2000           10,000        10,000
12/31/2000           10,026         9,849
 1/31/2001           10,226        10,199
 2/28/2001           10,246         9,269
 3/31/2001            9,673         8,682
 4/30/2001            9,957         9,356
 5/31/2001            9,876         9,419
 6/30/2001            9,694         9,190
 7/31/2001            9,766         9,099
 8/31/2001            9,972         8,530
 9/30/2001            8,841         7,841
10/31/2001            9,150         7,991
11/30/2001            9,170         8,604
12/31/2001            9,263         8,679
 1/31/2002            9,396         8,552




                  Lend Lease
                European Real
               Estate Securities
                 Fund, Class Y       S&P 500

12/15/2000          10,000           10,000
12/31/2000          10,020            9,849
 1/31/2001          10,180           10,199
 2/28/2001          10,210            9,269
 3/31/2001           9,639            8,682
 4/30/2001           9,934            9,356
 5/31/2001           9,842            9,419
 6/30/2001           9,662            9,190
 7/31/2001           9,734            9,099
 8/31/2001           9,950            8,530
 9/30/2001           8,808            7,841
10/31/2001           9,127            7,991
11/30/2001           9,147            8,604
12/31/2001           9,240            8,679
 1/31/2002           9,384            8,552


                 LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND
      ONE YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (12/14/00)


                                                          Average Annual                         Average Annual
                                        One Year         Since Inception       One Year         Since Inception
                                         As of                As of              As of                As of
                                    December 31, 2001   December 31, 2001   January 31, 2002     January 31, 2002
                                    -----------------   -----------------   ----------------     -----------------

Lend Lease European
Real Estate Securities Fund -
Class K                                 -7.61%                   -7.06%           -8.11%               -5.35%


Lend Lease European
Real Estate Securities Fund -
Class Y                                 -7.78%                   -7.27%           -7.82%               -5.46%


S&P 500 Index(R)                       -11.88%                  -12.69%          -16.15%              -12.94%

The line graphs shown above for the U.S. Fund assume an initial investment of $10,000 made after the close of business on 2/15/00 (the Fund's inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance, particularly for periods of less than one year, is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The line graphs shown above for the European Fund assume an initial investment of $10,000 made after the close of business on 12/14/00 (the Fund's inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance, particularly for periods of less than one year, is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


The Wilshire REIT Index is an unmanaged index of approximately 100 selected securities which measures U.S. publicly traded Real Estate Investment Trusts.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on a Fund distributions or the redemption of Fund shares.

                  LEND LEASE U.S. REAL ESTATE SECURITIES FUND

 SCHEDULE OF INVESTMENTS
 JANUARY 31, 2002


    Number
   of Shares                                                            Value
---------------                                                      -----------

                  COMMON STOCKS                          97.9%

                  APARTMENTS                             28.4%
         3,450       Amli Residential Properties Trust               $   84,456
         7,650       Apartment Investment & Management Co.              333,540
        33,500       Archstone Smith Trust                              833,480
        15,480       AvalonBay Communities, Inc.                        695,826
        10,610       BRE Properties, Inc.                               309,069
         7,980       Camden Property Trust                              278,183
        44,830       Equity Residential Properties Trust              1,200,547
         3,610       Essex Property Trust, Inc.                         167,287
         7,890       Gables Residential Trust                           225,654
         8,590       Home Properties of New York, Inc.                  284,415
         7,480       Post Properties, Inc.                              251,702
         5,650       Summit Properties, Inc.                            125,317
                                                                     -----------
                                                                      4,789,476
                                                                     -----------

                  DIVERSIFIED/SPECIALTY                   8.5%
         2,720       Colonial Properties Trust                           87,013
        10,440       Cousins Properties, Inc.                           259,956
        23,440       Vornado Realty Trust                               999,950
         3,410       Washington Real Estate Investment Trust             86,887
                                                                     -----------
                                                                      1,433,806
                                                                     -----------

                  INDUSTRIAL                             12.0%
        20,600       AMB Property Corp.                                 527,566
         4,260       CenterPoint Properties Corp.                       210,955
         7,150       Duke Realty Corp.                                  166,237
        12,870       Liberty Property Trust                             377,735
        27,590       ProLogis Trust                                     596,220
         5,110       PS Business Parks, Inc.                            156,877
                                                                     -----------
                                                                      2,035,590
                                                                     -----------

                  RETAIL - LOCAL                          4.6%
         3,990       Developers Diversified Realty Corp.                 76,209
         3,320       Federal Realty Investment Trust                     80,709
         8,000       IRT Property Co.                                    89,280
         5,220       Kimco Realty Corp.                                 159,314
         7,330       Regency Centers Corp.                              210,371
         3,360       Weingarten Realty Investors                        165,480
                                                                     -----------
                                                                        781,363
                                                                     -----------

                  LEND LEASE U.S. REAL ESTATE SECURITIES FUND

 JANUARY 31, 2002


    Number
   of Shares                                                            Value
---------------                                                      -----------

                  RETAIL - REGIONAL                      15.8%
         5,380       CBL & Associates Properties, Inc.              $   181,575
         7,210       General Growth Properties, Inc.                    292,005
        11,790       The Macerich Company                               325,050
         6,680       New Plan Excel Realty Trust                        128,390
        11,810       Pan Pacific Retail Properties, Inc.                338,711
         5,990       The Rouse Company                                  171,314
        30,350       Simon Property Group, Inc.                         919,302
        19,980       Taubman Centers, Inc.                              308,291
                                                                     -----------
                                                                      2,664,638
                                                                     -----------

                  OFFICE                                 28.6%
         5,310       Alexandria Real Estate Equities, Inc.              214,790
        16,000       Arden Realty, Inc.                                 429,280
        13,770       Boston Properties, Inc.                            504,533
         9,250       Brandywine Realty Trust                            194,990
        14,300       CarrAmerica Realty Corp.                           420,706
        12,060       Crescent Real Estate Equities, Co.                 208,276
        61,059       Equity Office Properties Trust                   1,757,889
         2,010       Kilroy Realty Corp.                                 51,054
         8,200       Mack-Cali Realty Corp.                             258,382
        10,810       Prentiss Properties Trust                          302,896
         8,350       Reckson Associates Realty Corp.                    192,718
         9,390       SL Green Realty Corp.                              297,194
                                                                     -----------
                                                                      4,832,708
                                                                     -----------

                  TOTAL COMMON STOCKS (COST $15,311,632)             16,537,581
                                                                     -----------
   Principal
    Amount
---------------
     $ 570,259    SHORT-TERM INVESTMENTS                  3.4%
                     UMB Bank Money Market Fiduciary
                                                                        570,259
                                                                     -----------


                  TOTAL SHORT-TERM INVESTMENTS (COST $570,259)          570,259
                                                                     -----------

                  TOTAL INVESTMENTS (COST $15,881,891)  101.3%       17,107,840

                  LIABILITIES LESS OTHER ASSETS          (1.3%)        (223,169)
                                                                     -----------

                  NET ASSETS                            100.0%      $16,884,671
                                                                     ===========

          LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

 SCHEDULE OF INVESTMENTS
 JANUARY 31, 2002


   Number
 of Shares                                                            Value
------------                                                       -----------

               COMMON STOCKS                        99.3%

               FINLAND                               3.4%
     70,400       Sponda Oyj                                      $   315,179
                                                                   -----------


               FRANCE                               13.9%
     10,500       Accor SA                                            370,641
      3,750       Klepierre                                           362,247
      1,650       SILIC                                               222,178
     10,000       Societe Fonciere Lyonnaise                          232,458
      2,500       Unibail                                             121,933
                                                                   -----------
                                                                    1,309,457
                                                                   -----------

               GERMANY                               7.4%
      2,500       Apcoa Parking AG                                    203,401
     32,000       IVG Holding AG                                      302,781
     20,000       WCM Beteiligungs und Grundbesitz AG*                194,576
                                                                   -----------
                                                                      700,758
                                                                   -----------

               IRELAND                               4.5%
     70,000       Green Property plc                                  421,868
                                                                   -----------


               NETHERLANDS                           8.1%
      5,750       Haslemere NV                                        259,654
     10,000       VastNed Offices/ Industrial NV                      225,140
      7,500       VastNed Retail NV                                   282,178
                                                                   -----------
                                                                      766,972
                                                                   -----------

               SPAIN                                 6.1%
     80,000       Inmobiliaria Urbis SA                               317,520
     40,000       Vallehermoso S.A.                                   255,532
                                                                   -----------
                                                                      573,052
                                                                   -----------

               SWEDEN                               14.0%
     36,200       Castellum AB                                        389,573
     35,000       Drott AB-B SHS                                      351,987
     20,000       Tornet Fastighets AB                                268,807
    218,000       Wihlborgs Fastigheter AB-B                          311,440
                                                                   -----------
                                                                    1,321,807
                                                                   ----------

See notes to financial statements.

          LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

 JANUARY 31, 2002

   Number
 of Shares                                                            Value
------------                                                       -----------

               UNITED KINGDOM                       41.9%
     65,000       British Land Company plc                        $   449,883
     90,604       Chelsfield plc                                      370,688
     80,000       Development Securities plc                          396,834
     90,000       Great Portland Estates plc                          314,161
     65,000       Hammerson plc                                       457,462
     25,500       Helical Bar plc                                     276,767
     65,000       Land Securities plc                                 774,837
     65,000       Liberty International plc                           467,842
     90,000       Slough Estates plc                                  446,439
                                                                   -----------
                                                                    3,954,913
                                                                   -----------

               TOTAL COMMON STOCKS (COST $10,157,020)               9,364,006
                                                                   -----------


 Principal
   Amount      SHORT-TERM INVESTMENTS -
------------   UNITED STATES 1.1%

  $ 102,550    UMB Bank Money Market Fiduciary                        102,550
                                                                   -----------

               TOTAL SHORT-TERM INVESTMENTS (COST $102,550)           102,550
                                                                   -----------

               TOTAL INVESTMENTS
                (COST $10,259,570)                 100.4%           9,466,556

               LIABILITIES LESS OTHER ASSETS        (0.4%)            (32,680)
                                                                   -----------

               NET ASSETS                          100.0%         $ 9,433,876
                                                                   ===========

                * Non income producing securities

          Lend Lease European Real Estate Securities Portfolio country composition as of January 31, 2002:

               COUNTRY                              %
               -------------------------------------------

               FINLAND                             3.4%
               FRANCE                             13.9%
               GERMANY                             7.4%
               IRELAND                             4.5%
               NETHERLANDS                         8.1%
               SPAIN                               6.1%
               SWEDEN                             14.0%
               UNITED KINGDOM                     41.9%

                                LEND LEASE FUNDS


STATEMENT OF ASSETS AND LIABILITIES


                                               LEND LEASE U.S. REAL         LEND LEASE EUROPEAN
ASSETS:                                        ESTATE SECURITIES FUND   REAL ESTATE SECURITIES FUND
                                              -----------------------  -----------------------------
   Investments, at value (Cost $15,881,891
     and $10,259,570 respectively)               $ 17,107,840                     $ 9,466,556
   Receivable for securities sold                     121,159                               -
   Interest and dividends receivable                   30,333                           5,359
   Tax reclaim receivable                                   -                           8,150
   Receivable for fund shares sold                     14,951                               -
   Prepaid expenses and other assets                   22,269                          26,369
                                              ----------------             -------------------

   Total Assets                                    17,296,552                       9,506,434
                                              ----------------             -------------------

LIABILITIES:
   Payable for securities purchased                   315,371                               -
   Accrued distribution fees                           29,493                          25,587
   Accrued investment advisory fees                    22,536                           2,119
   Other accrued expenses                              44,481                          44,852
                                              ----------------             -------------------

   Total Liabilities                                  411,881                          72,558
                                              ----------------             -------------------

NET ASSETS                                       $ 16,884,671                     $ 9,433,876
                                              ================             ===================

NET ASSETS CONSIST OF:
   Paid-in-capital                               $ 15,666,687                    $ 10,256,638
   Undistributed net investment income/
     (distribution in excess)                          52,557                         (29,748)
   Accumulated undistributed net realized
     gain/loss on investments                         (60,522)                              -
   Net unrealized appreciation/depreciation
     on investments                                 1,225,949                        (232,996)
   Net unrealized depreciation on translation
     of assets and liabilities in foreign
     currencies                                             -                        (560,018)
                                              ----------------             -------------------

NET ASSETS                                       $ 16,884,671                     $ 9,433,876
                                              ================             ===================

SHARES OUTSTANDING, $0.0001 PAR VALUE,
   (UNLIMITED SHARES AUTHORIZED)
   CLASS K                                          1,035,354                       1,028,551
   CLASS Y                                            275,366                           3,528

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
   CLASS K                                            $ 12.91                          $ 9.14
   CLASS Y                                            $ 12.78                          $ 9.12


 See notes to financial statements.

                                LEND LEASE FUNDS


STATEMENT OF OPERATIONS



YEAR ENDED JANUARY 31, 2002                    LEND LEASE U.S. REAL    LEND LEASE EUROPEAN REAL
                                              ESTATE SECURITIES FUND    ESTATE SECURITIES FUND
                                              ----------------------    ----------------------
INVESTMENT INCOME:
   Dividends (Net of withholding
   taxes of $0 and $32,232 respectively)           $,1,006,533                    $ 249,452
   Interest                                              3,901                       18,577
                                              -----------------           ------------------


   Total investment income                           1,010,434                      268,029
                                              -----------------           ------------------

EXPENSES:
   Investment advisory fees                            119,093                       77,212
   Professional fees                                   113,331                       74,899
   Administration and accounting fees                   55,017                       59,639
   Shareholder servicing fees                           53,130                       42,090
   Federal and state registration                       31,467                       34,471
   Distribution fees                                    31,336                       24,066
   Insurance expense                                    22,997                       23,000
   Trustees' fees and expenses                          13,030                       14,638
   Custody fees                                         10,537                       34,640
   Reports to shareholders                               6,347                       18,797
   Other expenses                                        4,978                        5,194
                                              -----------------           ------------------

   Total expenses before waiver and
   reimbursement of expenses                           461,263                      408,646

   Less:  Waiver and reimbursement of expenses        (281,765)                    (273,598)
                                              -----------------           ------------------

   Net expenses                                        179,498                      135,048
                                              -----------------           ------------------

NET INVESTMENT INCOME                                  830,936                      132,981
                                              -----------------           ------------------

REALIZED AND UNREALIZED GAIN/LOSS:
   Net realized gain on investments                    290,109                       17,620
   Change in unrealized appreciation/
   depreciation on investments                         484,820                     (455,585)
   Change in unrealized depreciation of
   foreign currency                                          -                     (525,996)
                                              -----------------           ------------------
   Net gain/loss on investments                        774,929                     (963,961)
                                              -----------------           ------------------

NET INCREASE/DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $ 1,605,865                   $ (830,980)
                                              =================           ==================



 See notes to financial statements.

                                LEND LEASE FUNDS


STATEMENT OF CHANGES IN NET ASSETS         LEND LEASE U.S. REAL ESTATE SECURITIES FUND

                                                 FOR THE              FOR THE
                                               YEAR ENDED          PERIOD ENDED
                                            JANUARY 31, 2002    JANUARY 31, 2001*
                                           -------------------  -------------------
OPERATIONS:
    Net investment income                           $ 830,936            $ 221,025
    Net realized gain on investments                  290,109               70,988
    Change in unrealized appreciation
       on investments                                 484,820              741,129
                                           -------------------  -------------------
    Net increase in net assets resulting
       from operations                              1,605,865            1,033,142
                                           -------------------  -------------------


CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                    3,305,404           11,280,644
    Shares issued to shareholders in
       reinvestment of dividends                    1,184,234             253,809
                                           -------------------  -------------------
                                                    4,489,638           11,534,453

    Payments for shares redeemed                     (434,032)                 (10)
                                           -------------------  -------------------

    Net increase from capital share
       transactions                                 4,055,606           11,534,443
                                           -------------------  -------------------

DIVIDENDS PAID FROM:
    Net investment income                            (759,850)            (229,665)
    Net realized gains                               (430,719)             (24,151)
                                           -------------------  -------------------
                                                   (1,190,569)            (253,816)

TOTAL INCREASE IN NET ASSETS                        4,470,902           12,313,769

NET ASSETS:
    Beginning of year/period                       12,413,769              100,000
                                           -------------------  -------------------

    End of year/period (includes
      undistributed net investment
      income of $52,557 and
      $14,722, respectively)                     $ 16,884,671         $ 12,413,769
                                           ===================  ===================

*Commenced operations on February 16, 2000.

 See notes to financial statements.

                                LEND LEASE FUNDS


STATEMENT OF CHANGES IN NET ASSETS           LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

                                                  FOR THE              FOR THE
                                                 YEAR ENDED          PERIOD ENDED
                                              JANUARY 31, 2002    JANUARY 31, 2001*
                                             -------------------  -------------------
OPERATIONS:
    Net investment income                             $ 132,981             $ 36,842
    Net realized gain on investments                     17,620                    -
    Change in unrealized appreciation
      (depreciation) on investments                    (455,585)             222,589
    Change in unrealized depreciation on
      foreign currency                                 (525,996)             (34,007)
                                             -------------------  -------------------
    Net increase (decrease) in net assets
      resulting from operations                        (830,980)             225,424
                                             -------------------  -------------------


CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                         32,909           10,015,781
    Shares issued to shareholders in
      reinvestment of dividends                         251,021               15,555
                                             -------------------  -------------------
                                                        283,930           10,031,336

    Payments for shares redeemed                         (9,258)                   -
                                             -------------------  -------------------

    Net increase from capital share
       transactions                                     274,672           10,031,336
                                             -------------------  -------------------

DIVIDENDS PAID FROM:
    Net investment income                              (242,367)             (15,555)
    Net realized gains                                        -                    -
    Distribution in excess                               (8,654)                   -
                                             -------------------  -------------------
                                                       (251,021)             (15,555)

TOTAL INCREASE IN NET ASSETS                           (807,329)          10,241,205

NET ASSETS:
    Beginning of year/period                         10,241,205                    -
                                             -------------------  -------------------

    End of year/period (includes
      undistributed net investment income/
      (loss) of $(29,748) and
      $61,614  respectively)                        $ 9,433,876         $ 10,241,205
                                             ===================  ===================

*Commenced operations on December 15, 2000.

 See notes to financial statements.

                            LEND LEASE FUNDS


FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the
Year/Period                                            LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                                                       -------------------------------------------

                                                          CLASS K                         CLASS K
                                                  -----------------------         ------------------------

                                                        YEAR ENDED                     PERIOD ENDED
                                                     January 31, 2002                JANUARY 31, 2001(1)
                                                  -----------------------         ------------------------

NET ASSET VALUE, BEGINNING OF YEAR/PERIOD                        $ 12.55                          $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                           0.70                             0.53
    Net realized and unrealized gain on investments                 0.66                             2.58
                                                  -----------------------         ------------------------

    Total from investment operations                                1.36                             3.11
                                                  -----------------------         ------------------------

 DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income                           (0.66)                           (0.54)
    Distributions from capital gains                               (0.34)                           (0.02)
                                                  -----------------------         ------------------------

    Total distributions                                            (1.00)                           (0.56)
                                                  -----------------------         ------------------------

NET ASSET VALUE, END OF YEAR/PERIOD                              $ 12.91                          $ 12.55
                                                  =======================         ========================


TOTAL RETURN(2)                                                   11.01%                           31.33%


SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of year/period                          $ 13,364,481                     $ 11,727,066
    Ratio of expenses to average net assets(3)                     1.25%                            1.25%
    Ratio of expenses before waivers to
       average net assets(3)                                       2.96%                            7.36%
    Ratio of net investment income to average net assets(3)        5.54%                            5.02%
    Ratio of net investment income before waivers
      to average net assets(3)                                     3.83%                          (1.09)%
    Portfolio turnover rate(2)                                       54%                              25%

                                                  (1) Commenced operations on February 16, 2000.
                                                  (2) Not annualized for periods less than a year.
                                                  (3) Annualized.
 See notes to financial statements.


                            LEND LEASE FUNDS


FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the             LEND LEASE U.S. REAL ESTATE SECURITIES FUND
Year/Period
                                                                CLASS Y                        CLASS Y
                                                        ------------------------       ------------------------

                                                               YEAR ENDED                   PERIOD ENDED
                                                            JANUARY 31, 2002            JANUARY 31, 2001(1)
                                                      --------------------------    ------------------------------

NET ASSET VALUE, BEGINNING OF YEAR/PERIOD                               $ 12.40                        $ 10.00

                                                                           0.74                           0.66
INCOME FROM INVESTMENT OPERATIONS:                                         0.65                           2.49
    Net investment income                               ------------------------       ------------------------
    Net realized and unrealized gain on investments
                                                                           1.39                           3.15
                                                        ------------------------       ------------------------
    Total from investment operations

                                                                          (0.67)                         (0.72)
 DISTRIBUTIONS TO SHAREHOLDERS:                                           (0.34)                         (0.03)
    Dividends from net investment income                ------------------------       ------------------------
    Distributions from capital gains
                                                                          (1.01)                         (0.75)
                                                        ------------------------       ------------------------
    Total distributions
                                                                        $ 12.78                        $ 12.40
                                                        ========================       ========================
NET ASSET VALUE, END OF YEAR/PERIOD

                                                                         11.39%                         31.66%

TOTAL RETURN(2)

                                                                    $ 3,520,190                      $ 686,703
SUPPLEMENTAL DATA AND RATIOS:                                             0.97%                          0.97%
    Net assets, end of year/period
    Ratio of expenses to average net assets(3)                            3.85%                         22.69%
    Ratio of expenses before waivers to                                   5.82%                          5.80%
       average net assets(3)
    Ratio of net investment income to average net assets(3)               2.94%                       (15.91)%
    Ratio of net investment income before waivers                           54%                            25%
      to average net assets(3)
    Portfolio turnover rate(2)                          (1) Commenced operations on February 16, 2000.
                                                        (2) Not annualized for periods less than a year.
                                                        (3) Annualized.



 See notes to financial statements.

                            LEND LEASE FUNDS


FINANCIAL HIGHLIGHTS


For a Fund Share Outstanding Throughout the
Year/Period                                       LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND
                                                  -----------------------------------------------

                                                          CLASS K                          CLASS K
                                                  ------------------------         ------------------------

                                                         YEAR ENDED                       PERIOD ENDED
                                                     JANUARY 31, 2002                 JANUARY 31, 2001(1)
                                                  ------------------------         ------------------------

NET ASSET VALUE, BEGINNING OF YEAR/PERIOD                         $ 10.21                          $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.13                             0.04
    Net realized and unrealized gain on
       investments                                                  (0.95)                            0.19
                                                  ------------------------         ------------------------

    Total from investment operations                                (0.82)                            0.23
                                                  ------------------------         ------------------------

 DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income                            (0.25)                           (0.02)
    Distributions in excess of net investment
       income(2)                                                        -                                -
                                                  ------------------------         ------------------------

    Total distributions                                             (0.25)                           (0.02)
                                                  ------------------------         ------------------------

NET ASSET VALUE, END OF YEAR/PERIOD                                $ 9.14                          $ 10.21
                                                  ========================         ========================


TOTAL RETURN(3)                                                   (8.11)%                            2.26%


SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of year/period                            $ 9,401,706                     $ 10,240,410
    Ratio of expenses to average net assets(3)                      1.40%                            1.40%
    Ratio of expenses before waivers to
       average net assets(4)                                        3.85%                           12.69%
    Ratio of net investment income to average net assets(4)         1.31%                            0.99%
    Ratio of net investment income before waivers
      to average net assets(4)                                    (1.14)%                          (8.31)%
    Portfolio turnover rate(3)                                         6%                               0%

                                                  (1) Commenced operations on December 15, 2000.
                                                  (2) Less than $0.01.
                                                  (3) Not annualized for periods less than a year.
                                                  (4) Annualized.
 See notes to financial statements.


                            LEND LEASE FUNDS


FINANCIAL HIGHLIGHTS


For a Fund Share Outstanding Throughout the
Year/Period                                       LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND
                                                  -----------------------------------------------

                                                          CLASS Y                          CLASS Y
                                                  ------------------------         ------------------------

                                                         YEAR ENDED                     PERIOD ENDED
                                                     JANUARY 31, 2002                 JANUARY 31, 2001(1)
                                                  ------------------------         ------------------------

NET ASSET VALUE, BEGINNING OF YEAR/PERIOD                         $ 10.18                         $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.20                               -
    Net realized and unrealized gain on
       investments                                                  (0.99)                           0.18
                                                  ------------------------         ------------------------

    Total from investment operations                                (0.79)                           0.18
                                                  ------------------------         ------------------------

 DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income                            (0.27)                              -
    Distributions in excess of net investment
       income(2)                                                        -                               -
                                                  ------------------------         ------------------------

    Total distributions                                             (0.27)                              -
                                                  ------------------------         ------------------------

NET ASSET VALUE, END OF YEAR/PERIOD                                $ 9.12                         $ 10.18
                                                  ========================         ========================


TOTAL RETURN(3)                                                   (7.82)%                           1.80%


SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of year/period                               $ 32,170                           $ 795
    Ratio of expenses to average net assets(3)                      1.10%                           1.10%
    Ratio of expenses before waivers to
       average net assets(4)                                      150.18%                               -
    Ratio of net investment income to average net assets(4)         1.42%                               -
    Ratio of net investment income before waivers
      to average net assets(4)                                  (147.66)%                               -
    Portfolio turnover rate(3)                                         6%                              0%


                                                 1 Commenced operations on December 15, 2000.
                                                 2 Less than $0.01
                                                 3 Not annualized for periods less than a year.
                                                 4 Annualized.

                                LEND LEASE FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2002

1.   ORGANIZATION

     Lend Lease Funds (the "Trust") was organized on October 28, 1999 as a Delaware business trust and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust consists of two investment portfolios: Lend Lease U.S. Real Estate Securities Fund (the "US Fund") and Lend Lease European Real Estate Securities Fund (the "European Fund"). Each Fund is a non-diversified portfolio of the Trust and is authorized to issue three classes of shares: Class A, Class K and Class Y. Each Fund's share classes differ in terms of sales charges, fees and eligibility requirements. The US Fund's Class K and Class Y commenced operations on February 16, 2000 and the European Fund's Class K and Class Y commended operations on December 15, 2000. As of January 31, 2002, each Funds' Class K and Class Y shares are outstanding. Substantially all of the shares issued by each Fund are held by an affiliate of Lend Lease Real Estate Investments, Inc., (the "Adviser").

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

     INVESTMENT VALUATION - Equity securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as unrealized and realized gains or losses on foreign currency. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

                                LEND LEASE FUNDS
               NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2002

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Lend Lease European Real Estate Securities Fund may enter into foreign currency contracts for the purchase of a specific foreign currency at a fixed price on a future date in connection with the settlement of a transaction involving foreign currency denominated securities.

     FEDERAL INCOME TAXES - Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986 necessary to qualify as a regulated investment company under Sub Chapter M and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it of all or substantially all federal income tax liability. Therefore no federal income tax or excise tax provision has been made.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Return of capital distributions from investments will decrease the cost of investment in the investment security and thus may impact unrealized appreciation or depreciation of the investment security.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at January 31, 2002, reclassifications were recorded to decrease paid-in-capital by $0 and $9,058, increase (decrease) accumulated undistributed net realized gain on investments by $33,251 and $(17,621) and increase (decrease) undistributed net investment income by $(33,251) and $26,679 for the US and European Funds, respectively.

     The U.S. Fund hereby designates $61,620 as a capital gain dividend for the purpose of the dividends paid deduction.

     EXPENSES - Each class of shares is charged for those expenses directly attributable to the class. Expenses that are not directly attributable to a class of shares are typically allocated among the classes in proportion to their relative net assets.

                                LEND LEASE FUNDS
               NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2002

3.   CAPITAL TRANSACTIONS

     Transactions of the Funds for the year ended January 31, 2002 were as follows:

                                  U.S. FUND           EUROPEAN FUND
CLASS K SHARES:              SHARES     DOLLARS     SHARES     DOLLARS

     Shares sold            48,465    $634,032          -           -
     Shares issued to
       holders in
       reinvestment of
       dividends and
       capital gains        75,504     978,322     26,526    $250,415
     Shares redeemed       (23,185)   (302,891)    (1,028)     (9,258)
                            ------     -------      -----       -----
     Net increase          100,784  $1,309,463     25,498    $241,157
                           -------   ---------     ------    --------

CLASS Y SHARES:

     Shares sold           214,147  $2,671,372      3,386     $32,909
     Shares issued to
       holders in
       reinvestment of
       dividends and
       capital gains        15,936     205,912         64         606
     Shares redeemed       (10,117)   (131,141)         -           -
                            ------     -------       ----        ----
     Net increase          219,966  $2,746,143      3,450     $33,515
                           -------   ---------      -----     -------

     Net increase from
     capital share
     transactions          320,750  $4,055,606     28,948    $274,672
                           =======   =========     ======     =======

4.   INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the U.S. Fund, excluding short-term investments, for the year ended January 31, 2002 were $11,376,948 and $7,938,923, respectively. Purchases and sales of securities for the European Fund, excluding short-term investments, for the year ended January 31, 2002 were $4,749,052 and $496,298, respectively.

                                LEND LEASE FUNDS
               NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2002

5.   INVESTMENT ADVISORY AGREEMENT

     Each Fund has entered into an Investment Advisory Agreement with Lend Lease Real Estate Investments, Inc. (the "Adviser"). The Adviser has entered into a Sub-Advisory Agreement with Lend Lease Rosen Real Estate Securities LLC (the "U.S. Sub-Adviser") which is responsible for the day to day management of the U.S. Fund's investment program. The Adviser has entered into a Sub-Advisory Agreement with Lend Lease Houlihan Rovers S.A. (the "European Sub-Adviser") which is responsible for the day to day management of the European Fund's investment program. Each Fund pays a fee based on the Fund's average daily net assets at the annual rate of 0.80% for the services provided by the Adviser and Sub-Adviser. The Adviser and the U.S. Sub-Adviser have contractually agreed to limit the annual operating expenses of Class K and Class Y shares of the U.S. Fund to 1.25% and 0.97%, respectively, and the Adviser and European Sub-Adviser have contractually agreed to limit the annual operating expenses of Class K and Class Y shares of the European Fund to 1.40% and 1.10%, respectively, through January 31, 2002, subject to later reimbursement by each Fund in certain circumstances. After January 31, 2002, the expense limitation may renew for annual periods under certain conditions. The Adviser has contractually agreed that in the event that the foregoing U.S. Fund expense limitation is not renewed, the Adviser will limit the U.S. Fund Class K and Y shares' total annual fund operating expense to 2.25% through January 31, 2011. During the year ended January 31, 2002, the Adviser and U.S. Sub-Adviser waived investment advisory fees for the U.S. Fund of $119,093 and reimbursed the U.S. Fund $162,672 for other expenses. During the year ended January 31, 2002, the Adviser and European Sub-Adviser waived investment advisory fees for the European Fund of $77,212 and reimbursed the European Fund $196,386 for other expenses.

     Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a plan of distribution for the Class K shares of the Funds (the "Plan") which permits each Fund to pay for certain expenses associated with the distribution of its Class K shares and for services provided to its Class K shareholders. Under the Plan each Fund's Class K shares may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of such class. During the year ended January 31, 2002 the U.S. Fund incurred distribution expenses of $31,336 and the European Fund incurred distribution expenses of $24,066.

6.   INVESTMENT RISKS

     As an investor in real estate investment trusts and other public companies in the real estate industry, each Fund is subject to certain risks generally incidental to the development, ownership and management of real property. These risks include the cyclical nature of real estate markets; changes in general economic, business and credit conditions, including interest rate levels and availability of financing; applicable federal, state, and local regulations; changes in availability and cost of insurance; increases in the costs of labor and materials; material shortages; strikes; changes in market rental rates; competition for tenants; the bankruptcy or insolvency of tenants; and potential liability under environmental and other laws.

7.   TAX INVESTMENTS

     The following information for the Funds is presented on an income tax basis as of January 31, 2002:

                                         U.S. FUND      EUROPEAN FUND

    Cost of Investments                 $15,939,277      $10,259,570
                                         ==========       ==========

    Gross Unrealized Appreciation        $1,468,435         $160,001
    Gross Unrealized Depreciation          (299,872)        (953,015)
                                            -------          -------

    Net Unrealized
    Appreciation/(Depreciation) on       $1,168,563        $(793,014)
    Investments                           =========        =========

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax character of distribution paid during the fiscal years ended January 31, 2002 and January 31, 2001 were as follows:

                                        U.S. FUND       EUROPEAN FUND
                                      2002      2001     2002    2001
                                      ----      ----     ----    ----

    Distributions paid from:
      Ordinary income             $1,128,949 $253,816 $251,021 $15,555
      Net long-term capital gains     53,647        -        -       -
      Unrecaptured section of
        1250 gain                      7,973        -        -       -
                                       -----    -----     ----    ----


    Total distributions paid:     $1,190,569 $253,816 $251,021 $15,555
                                  ========== ======== ======== =======



     As of January 31, 2002 the components of accumulated earnings (deficit) on a tax basis were as follows:
                                        U.S. FUND       EUROPEAN FUND

    Undistributed ordinary income       $40,062                  -
    Undistributed long-term               9,359                  -
    capital gains

    Net investment loss                       -           $(29,748)
    Unrealized
    appreciation/(depreciation)       1,168,563           (793,014)
                                      ---------            -------

    Total accumulated
    earnings/(deficit)               $1,217,984          $(822,762)
                                      =========            =======


     The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Lend Lease Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lend Lease U.S. Real Estate Securities Fund and the Lend Lease European Real Estate Securities Fund (constituting Lend Lease Funds, hereafter referred to as the "Funds") at January 31, 2002, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
San Francisco, California
March 1, 2002

LEND LEASE FUNDS
FUND TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES

===================================================================================================================================
                                                                                                                           OTHER
                                                                                                                       DIRECTORSHIPS
                                                                PRINCIPAL OCCUPATION             NUMBER OF PORTFOLIOS   HELD OUTSIDE
NAME/                                CURRENT POSITION HELD        DURING THE PAST                   OVERSEEN WITHIN      THE FUND
BIRTH DATE              ADDRESS          WITH THE FUND              FIVE YEARS                     THE FUND COMPLEX       COMPLEX

Hubbard R. Garber   101 Federal Street      Trustee          Partner, Barrington Financial                 2                 None
    3/13/59            19th Floor         since 2000                  Group, LLC, a
                    Boston, MA 02110                          consulting, research, merger
                                                                  and acquisition firm
                                                                      (1996-present).

===================================================================================================================================

William J. Klipp  1995 University Avenue    Trustee          Private investor (2000-present);              2              Director
    12/9/55              Suite 550         since 2000         President and Chief Operating                                  of
                    Berkeley, CA 94704                     Officer, Charles Schwab Investment                            Assetmark
                                                             Management, Inc., an investment                               Funds
                                                       advisory firm (1995-1999); Executive Vice
                                                      President, Schwab Funds, and Charles Schwab
                                                       & Co., Inc., a financial services company
                                                                      (1995-1999).

===================================================================================================================================

 Kevin Malone    Greenrock Research, LLC    Trustee        President and Founder, Greenrock Research,               2        None
    7/3/47         231 West 22nd Street   since 2000                    LLC (1996-present)
                   Oak Brook, IL 60523

INTERESTED TRUSTEES* AND OFFICERS
===================================================================================================================================

Susan J. Lloyd-   1995 University Avenue     Trustee          President, Lend Lease Rosen Real Estate               2        None
    Hurwitz             Suite 550          since 1999      Securities LLC, an investment advisory firm
   2/15/67         Berkeley, CA 94704  and Chairman of the  (1999-present); CEO, Rosen Consulting Group,
                                       Board and President   LLC (1999-present); Senior Vice President
                                           since 2000        (1997-1999), Principal (1999-present),
                                                              Lend Lease Real Estate Investments, Inc.;
                                                                  Portfolio Manager, General Property
                                                                            Trust (1994-1997).

===================================================================================================================================

Michael A. Torres   1995 University Avenue  Trustee and      President, Lend Lease Rosen Real Estate           2          Director
    6/21/60               Suite 550        Vice President  Securities LLC, an investment advisory firm                       of
                      Berkeley, CA 94704      since 2000      (1998-present); President, ERE Rosen                      Manufactured
                                                               Real Estate Securities, L.L.C., an                           Home
                                                              investment advisory firm (1997-1998);                    Communities,
                                                           Director, AMB Rosen Real Estate Securities                       Inc.
                                                               L.L.C., an investment advisory firm
                                                                         (1995-1997).

===================================================================================================================================

Mark A. Hoopes       1995 University Avenue  Vice President and    Principal (2002-present); Vice President (2000-  2       None
    3/31/64               Suite 550         Assistant Treasurer   2001) Lend Lease Real Estate Investments, Inc.;
                      Berkeley, CA 94704         since 2000       Account Director, Mutual Fund Services Division,
                                                                        SEI Investments, Inc. (1994-2000).

===================================================================================================================================

Gage R. Johnson     3424 Peachtree Road, N.E.    Secretary        Chief Counsel (2000 to present), Principal (1999  2       None
   11/28/61                Suite 800             since 2000        to present), Senior Vice President - Legal
                        Atlanta, GA 30326                     Department (1999), Vice President - Legal Department
                                                                (1998),  Lend Lease Real Estate Investments, Inc.;
                                                                        Of Counsel, Real Estate Department -
                                                                        Paul, Hastings, Janofsky & Walker
                                                                         LLP, a private law firm (1994-1998).

===================================================================================================================================

Jon P. Kiekhofer          803 West Michigan       Treasurer          Administration Services Manager (1999-present), 2      None
   12/20/58                 Street Suite A       since 2000              Senior Financial Analyst (1995 - 1999),
                          Milwaukee, WI 53233                                 Financial Analyst (1994 -1995)
                                                                              - Sunstone Financial Group, Inc.

===================================================================================================================================

*Ms. Lloyd-Hurwitz and Mr. Torres are "interested persons" of Lend Lease Funds within the meaning of the 1940 Act by virtue of their positions with the Trust and with Lend Lease Rosen Real Estate Securities LLC, the sub-advisor for the U.S. Fund.

Each Trustee serves until the Trust is terminated except if the Trustee dies, resigns, retires or is removed before then. The Trust's Chairman of the Board, President, Treasurer, and Secretary hold office until the next annual meeting of the Trustees and until their respective successors are chosen and qualified or if before then, until he or she dies, resigns, is removed or becomes disqualified. The Vice President holds office at the pleasure of the Trustees. Additional information about the trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-877-563-5327.

TRUSTEES                               Susan J. Lloyd-Hurwitz
                                       Hubbard R. Garber
                                       William J. Klipp
                                       Kevin Malone
                                       Michael A. Torres

INVESTMENT ADVISER                     LEND LEASE REAL ESTATE
                                       INVESTMENTS, INC.
                                       Monarch Tower
                                       3424 Peachtree Road N.E.
                                       Suite 800
                                       Atlanta, GA 30326

INVESTMENT SUB-ADVISERS                LEND LEASE ROSEN REAL ESTATE
                                       SECURITIES LLC
          US FUND                      1995 University Avenue,
                                       Suite 550
                                       Berkeley, CA 94704

          EUROPEAN FUND                LEND LEASE HOULIHAN ROVERS S.A.
                                       Chaussee de la Hulpe 166
                                       1170 Brussels, Belgium

ADMINISTRATOR AND                      SUNSTONE FINANCIAL GROUP, INC.
FUND ACCOUNTANT                        803 West Michigan Avenue,
                                       Suite A
                                       Milwaukee, Wisconsin 53233

CUSTODIAN                              UMB BANK, N.A.
                                       928 Grand Blvd.
                                       Kansas City, MO 64106

INDEPENDENT ACCOUNTANTS                PRICEWATERHOUSECOOPERS LLP
                                       333 Market Street
                                       San Francisco, CA 94105

LEGAL COUNSEL                          GOODWIN PROCTER LLP
                                       Exchange Place
                                       Boston, MA 02109

DISTRIBUTOR                            SUNSTONE DISTRIBUTION SERVICES, LLC
                                       803 West Michigan Avenue,
                                       Suite A
                                       Milwaukee, Wisconsin 53233

DIVIDEND-DISBURSING                    SUNSTONE FINANCIAL GROUP, INC.
AND TRANSFER AGENT                     c/o Lend Lease Funds
                                       803 West Michigan Avenue,
                                       Suite A
                                       Milwaukee, Wisconsin 53233

This report is submitted for the general information of shareholders of Lend Lease Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the each of Lend Lease U.S. Real Estate Securities Fund and Lend Lease European Real Estate Securities Fund. The Prospectus provides more complete information, including fees and expenses, the investment objectives, risks and operating policies of each Fund. Read the Prospectus carefully.
                                                       LE 408 0102